EXHIBIT 10.3
                                                          ------------

                                REINSTATEMENT
                                     OF
                       PARENT SHAREHOLDERS' AGREEMENT


        THIS REINSTATEMENT OF PARENT SHAREHOLDERS' AGREEMENT, by and among Triple S Plastics, Inc., a Michigan corporation (the "Company"), and each of the individuals set forth on the signature pages hereto (collectively, the "Parent Shareholders") (the Company and the Parent Shareholders are collectively hereinafter referred to as the "Parties"), is made and entered into by and among the Parties effective as of the 25th day of May, 2001 (the "Effective Reinstatement Date").

                                 WITNESSETH:
                                 ----------

        WHEREAS, effective as of July 13, 2000, the Company, Eimo Oyj, a company organized under the laws of the Republic of Finland ("Parent"), Spartan Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), entered into an Agreement and Plan of Merger, as amended by a First Amendment dated as of February 3, 2001 (such agreement, as amended, is hereinafter referred to as the "Merger Agreement");

        WHEREAS, in March of 2001, the Company, the Merger Sub, and the Parent terminated the Merger Agreement:

        WHEREAS, pursuant to the provisions of an Amended and Restated Agreement and Plan of Merger of even date herewith, the Company, the Merger Sub, and the Parent are reinstating the Merger Agreement, amending it in certain respects, and restating it in its entirety, as amended;

        WHEREAS, effective as of July 13, 2000, the Parent Shareholders' Agreement in the form of Exhibit 1.6(b) to the Merger Agreement (the "Parent Shareholders' Agreement") was executed by the Parties; and

        WHEREAS, the Parties want to make clear and certain that the Parent Shareholders' Agreement is also reinstated in its entirety;

        NOW, THEREFORE, for and in consideration of the foregoing recitals, the mutual representations, warranties, covenants, and agreements contained herein, and other good and valuable consideration (the receipt, sufficiency, and adequacy of which are hereby acknowledged), the Parties agree as follows:

        1. REINSTATEMENT WITHOUT AMENDMENT. The Parent Shareholders' Agreement is hereby reinstated in its entirety, effective as of the Effective Reinstatement Date, without any amendments, changes, additions, or deletions.







        2. CONTINUATION. The Parent Shareholders' Agreement is to continue and remain in full force and effect from the Effective Reinstatement Date until terminated in accordance with the provisions of Section 7 thereof.

        3. COUNTERPARTS; TELECOPIER. This Agreement may be executed in one or more counterparts, all of which together shall be considered one and the same agreement. Transmission by telecopier of an executed counterpart of the Agreement shall be deemed to constitute due and sufficient delivery of such counterpart.


                       [SIGNATURES BEGIN ON NEXT PAGE]








































                                      2







        IN WITNESS WHEREOF, the Parties have caused this Reinstatement of the Parent Shareholders' Agreement to be duly executed as of the day and year set forth at the beginning hereof.

                                 TRIPLE S PLASTICS, INC.


                                 By:  /s/ A. Christian Schauer
                                      ----------------------------------
                                 Name:  A. Christian Schauer
                                 Title: Chief Executive Officer


                                 PARENT SHAREHOLDERS:


                                 /s/ Jalo Paananen
                                 ---------------------------------------
                                 Jalo Paananen


                                 /s/ Elmar Paananen
                                 ---------------------------------------
                                 Elmar Paananen


                                 /s/ Annamari Jukko
                                 ---------------------------------------
                                 Annamari Jukko


                                 /s/ Topi Paananen
                                 ---------------------------------------
                                 Topi Paananen



   Signature Page to Reinstatement of the Parent Shareholders' Agreement















                                      3